UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 3, 2005

Naturade, Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	33-7106-A	23-2442709
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14370 Myford Rd., Suite 100, Irvine, California		92606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-573-4800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 3, 2005, the Company completed the acquisition of Symco, Incorporated and Symbiotics Incorporated on the terms reported in the Company’s Form 8-K filed with the Securities and Exchange Commission on July 28, 2005 (the "Form 8-K"). Pursuant to an Asset Purchase Agreement dated July 22, 2005, between Quincy Invetments Corp. ("Quincy"), Symco Inc. ("Symco") and Symbiotics, Inc. ("Symbiotics") (the "Symco/Symbiotics Agreement"), Quincy has the right to acquire certain assets relating to Symco and Symbiotics’ health-related products retail business. As consideration for the assets, Quincy would (a) assume current accounts payable and the obligations under certain contracts, (b) pay all outstanding amounts owed under certain credit facilities, (c) issue a promissory note payable to Symco and Symbiotics in the principal amount of $2,000,000, (x) less the amount necessary to repay the credit facilities, and (y) subject to a working capital adjustment, (d) pay an additional $60,000 in cash fifteen (15) days after the closing date and an additional $60,000 every thirty (30) days thereafter until the note is paid in full and (e) for a three (3) year period following the closing date, pay to Symco and Symbiotics ten percent (10%) of the amount of the increase in contribution profit over a baseline amount of $2,000,000 based on the sale of products for each 12 month period during the three year period.

On August 5, 2005, the Company completed the acquisition of, The Ageless Foundation, Inc., on the terms in the Form 8-K. Pursuant to an Asset Purchase Agreement dated July 27, 2005, between Quincy and The Ageless Foundation, Inc. ("Ageless") (the "Ageless Agreement"), Quincy has the right to acquire certain assets relating to Ageless' health-related products retail business. As consideration for the assets, Quincy would (a) assume current accounts payable, (b) assume an obligation to an employee of the company in an amount equal to $600,000 and (c) issue a promissory note payable to Ageless in the principal amount of $700,000, subject to a working capital adjustment.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

This Cuirrent Report on Form 8-K will be supplemented by amendment no later than October 19, 2005 to set forth financial statements of the businesses acquired.

(b) Pro Forma Financial Information.

This Cuirrent Report on Form 8-K will be supplemented by amendment no later than October 19, 2005 to set forth pro forma financial statements of the businesses acquired.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Naturade, Inc

August 9, 2005	By:	Stephen M. Kasprisin

Name: Stephen M. Kasprisin
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of July 22,2005, by and among Quincy Investments Corp., Symco, Inc. and Symbiotics, Inc. (incorporated by reference to exhibit 10.7 to the Company's current Report on Form 8-K filed on July 28, 2005)
2.2	Asset Purchase Agreement dated as of July 27,2005, by and among Quincy Investments Corp and The Ageless Foundation,Inc. (incorporated by reference to exhibit 10.8 to the Company's current Report on Form 8-K filed on July 28, 2005)
4.1	Promissory Note in the amount of $1,775,687.46 dated August 3, 2005, by Quincy Investments Corp., and Naturade, Inc., with Symbiotics, Inc.
4.2	Promissory Note in the amount of $648,234.00 dated August 5, 2005, by Quincy Investments Corp., and Naturade, Inc., with The Ageless Foundation, Inc.
10.1	Guaranty of Promissory Note dated as of August 3, 2005, by Peter H. Pocklington for the benefit of each of Symco Incorporated and Symbiotics, Inc.
10.10	Guaranty of Promissory Note dated as of August 5, 2005, by Peter H. Pocklington for the benefit of The Ageless Foundation, Inc.
10.11	Consulting Agreement dated as of August 5, 2005, by and between Naomi Balcombe and Naturade, Inc.
10.12	Independent Contractor Proprietary Information and Inventions Agreement dated August 5, 2005, by and between Naturade, Inc. and Naomi Balcombe.
10.2	Transition Agreement entered into as of August 3, 2005, by and between Naturade, Inc., Symco, Incorporated and Symbiotics, Inc.
10.3	Consulting Agreement dated as of August 3, 2005, by and between Douglas Wyatt and Naturade, Inc.
10.4	Independent Contractor Proprietary Information and Inventions Agreement dated August 3, 2005, by and between Naturade, Inc. and Douglas Wyatt.
10.5	Consulting Agreement dated as of August 3, 2005, by and between David Brown and Naturade, Inc.
10.6	Independent Contractor Proprietary Information and Inventions Agreement dated August 3, 2005, by and between Naturade, Inc. and David Brown.
10.7	Common Stock Lock Up Agreement dated August 3, 2005, by and between Naturade, Inc. and Douglas Wyatt.
10.8	Common Stock Lock Up Agreement dated August 3, 2005, by and between Naturade, Inc. and David Brown.
10.9	Trademark License Agreement dated August 3, 2005, by and between Naturade, Inc., Symco, Incorporated and Symbiotics, Inc.